UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 6, 2017 (January 4, 2017)

Dean Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Senior Secured Revolving Credit Facility

Dean Foods Company, a Delaware corporation (the “Company”) previously entered into a Credit Agreement, dated as of March 26, 2015, by and among the Company; the subsidiary guarantors thereto; the Lenders from time to time party thereto; and Bank of America, N.A., as administrative agent (as amended to date, the “Existing Credit Agreement”) pursuant to which the Company established a five-year senior secured revolving credit facility in a principal amount up to $450 million with an option to request an increase in the aggregate commitments under the facility by up to $200 million.  On January 4, 2017, the Company and the subsidiary guarantors party thereto entered into a Second Amendment to the Credit Agreement with Bank of America, N.A., as administrative agent, and the lenders party thereto (the “Amendment”; the Existing Credit Agreement as amended by the Amendment, the “Credit Agreement”).

Terms modified by the Amendment apply to all lenders under the Credit Agreement, including the lenders added pursuant to the Amendment, and include the following:

•                  extension of the maturity date of the revolving credit facility to January 4, 2022;

•                  modification of the leverage ratio covenant to add a requirement that the Company comply with a maximum total net leverage ratio (which, for purposes of calculating indebtedness, excludes borrowings under our receivables securitization facility) not to exceed 4.25 to 1.00 and to eliminate the maximum senior secured net leverage ratio requirement;

•                  modification of the definition of “Consolidated EBITDA” to permit certain pro forma cost savings add-backs in connection with permitted acquisitions and dispositions;

•                  modification of the definition of “Applicable Rate” to reduce the interest rate margins such that loans outstanding under the revolving credit facility will bear interest, at the Company’s option, at either (i) the LIBO Rate (as defined in the Credit Agreement) plus a margin of between 1.75% and 2.50% (initially 2.00%) based on the Company’s total net leverage ratio, or (ii) the Alternate Base Rate (as defined in the Credit Agreement) plus a margin of between 0.75% and 1.50% (initially 1.00%) based on the Company’s total net leverage ratio;

•                  modification of certain negative covenants to provide additional flexibility for the incurrence of debt, the payment of dividends and the making of certain permitted acquisitions and other investments;

•                  elimination and release of all real property as collateral for loans under the revolving credit facility; and

•                  addition to provide the Company the ability to request that increases in the aggregate commitments under the revolving credit facility be made available as either revolving loans or term loans.

In connection with the Amendment, the Company paid certain consent fees to the lenders consenting to the Amendment, certain upfront fees to new lenders joining the credit facility and certain arrangement fees to the arranger of the Amendment.

This description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to Receivables-Backed Facility

The Company and certain of its subsidiaries that are party to its $550 million receivables securitization facility previously entered into a Seventh Amended and Restated Receivables Purchase Agreement, dated as of March 26, 2015 (the “Existing RPA”), by and among (1) Dairy Group Receivables, L.P. and Dairy Group Receivables II, L.P., as sellers, each of which is a subsidiary of the Company; (2) the financial institutions that are party to the Existing RPA; (3) Cooperatieve Rabobank U.A., New York Branch, as agent; (4) PNC Bank, National Association, as LC Bank; (5) the Company, as provider of certain performance undertakings on behalf of its subsidiaries; and (6) each of the Company’s subsidiaries that is a party to the Exiting RPA, as servicers.

On January 4, 2017, the Company and certain of its subsidiaries that are party to the Existing RPA entered into Amendment No. 1 to the Receivables Purchase Agreement and Reaffirmation of Performance Undertaking (the “First Amendment”; the Existing RPA as amended by the First Amendment, the “Receivables Purchase Agreement”).

Terms modified by the First Amendment include the following:

•                  extension of the liquidity termination date to January 4, 2020;

•                  reduction in the maximum size of the receivables securitization facility to $450 million;

•                  replacement of the senior secured net leverage ratio with a total net leverage ratio to be consistent with the amended leverage ratio covenant under the Credit Agreement described above; and

•                  modification of certain pricing terms such that advances outstanding under the receivables securitization facility will bear interest between 0.90% and 1.05%, and the Company will pay an unused fee between 0.40% and 0.55% on undrawn amounts, in each case based on the Company’s total net leverage ratio.

In connection with the First Amendment, the Company paid certain amendment fees and upfront fees to the financial institutions that are party to the Receivables Purchase Agreement.

This description of the First Amendment is qualified in its entirety by reference to the text of the First Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1   Second Amendment to Credit Agreement, dated as of January 4, 2017, by and among Dean Foods Company; the subsidiary guarantors thereto; the lenders listed on the signature pages thereof; and Bank of America, N.A., as Administrative Agent.

10.2   Amendment No. 1 to Seventh Amended and Restated Receivables Purchase Agreement, dated as of January 4, 2017, among Dairy Group Receivables L.P. and Dairy Group Receivables II, L.P., as Sellers; the Servicers, Companies and Financial Institutions listed therein; and Cooperatieve Rabobank U.A., New York Branch, as Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2017	DEAN FOODS COMPANY

By:
/s/ Russell F. Coleman
Russell F. Coleman
Executive Vice President, General Counsel, Corporate
Secretary & Government Affairs

EXHIBIT INDEX

Exhibit No.	Description
10.1

Second Amendment to Credit Agreement, dated as of January 4, 2017, by and among Dean Foods Company; the subsidiary guarantors thereto; the lenders listed on the signature pages thereof; and Bank of America, N.A., as Administrative Agent.

10.2

Amendment No. 1 to Seventh Amended and Restated Receivables Purchase Agreement, dated as of January 4, 2017, among Dairy Group Receivables L.P. and Dairy Group Receivables II, L.P., as Sellers; the Servicers, Companies and Financial Institutions listed therein; and Cooperatieve Rabobank U.A., New York Branch, as Agent.